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                                                                    EXHIBIT 99.4

                          PLEDGE AND SECURITY AGREEMENT

               PLEDGE AND SECURITY AGREEMENT, dated as of September 29, 2003, between Levi Strauss & Co., a Delaware corporation ("LS&CO."), and Levi Strauss Financial Center Corporation, a California corporation ("LSFCC" and, together with LS&Co., the "BORROWERS"), each of the undersigned direct and indirect Subsidiaries of LS&Co. (each of such undersigned Subsidiaries being a "SUBSIDIARY GRANTOR" and collectively the "SUBSIDIARY GRANTORS") and each additional GRANTOR that may become a party hereto after the date hereof in accordance with SECTION 32(I) hereof (the Borrowers, each Subsidiary Grantor and each Additional Grantor being a "GRANTOR" and collectively the "GRANTORS") and BANK OF AMERICA, N.A., in its capacity as the Agent for the Lenders (the "AGENT"), the several financial institutions (the "LENDERS") from time to time party to the Credit Agreement referred to below and the Selected Revolving Lenders (as defined in the Credit Agreement referred to below).

                              W I T N E S S E T H:

               WHEREAS, the Borrowers have entered into that certain Credit Agreement dated as of September 29, 2003 among the Borrowers, the Lenders and the Agent for the Lenders (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined; the rules of construction contained therein shall govern the interpretation of this Agreement MUTATIS MUTANDIS);

               WHEREAS, LS&Co., Levi Strauss International Group Finance Coordination Services Comm V.A., a Belgian corporation, or any successor thereto ("LSIFCS") and certain Material Domestic Subsidiaries of LS&Co. may from time to time enter, or may from time to time have entered, into one or more Selected Revolving Lender Hedge Agreements in accordance with the terms of the Credit Agreement, and it is desired that the obligations of LS&Co., LSIFCS and such Material Domestic Subsidiaries under the Selected Revolving Lender Hedge Agreements, including the obligation of LS&Co., LSIFCS and such Material Domestic Subsidiaries to make payments thereunder in the event of early termination or close out thereof, together with all obligations of the Borrowers under the Credit Agreement and the other Loan Documents, be secured hereunder in accordance with the terms hereof;

               WHEREAS, LS&Co. and certain of its Subsidiaries may from time to time enter, or may from time to time have entered, into one or more arrangements for Selected Revolving Lender Cash Management Services in accordance with the terms of the Credit Agreement, and it is desired that the obligations of LS&Co. and such Subsidiaries arising in connection with such Selected Revolving Lender Cash Management Services, together with all obligations of the Borrowers under the Credit Agreement and the other Loan Documents, be secured hereunder in accordance with the terms hereof;

               WHEREAS, the Domestic Subsidiaries of LS&Co have entered into that certain Subsidiary Guaranty dated as of September 29, 2003 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the "SUBSIDIARY GUARANTY"), in

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favor of and for the benefit of the Agent, as agent for and representative of the Lenders and the Selected Revolving Lenders;

               WHEREAS, the Agent and Bank of America, N.A., in its capacity as administrative agent (in such capacity, the "TERM LOAN AGENT") for the several financial institutions party from time to time to that certain Credit Agreement dated as of September 29, 2003 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the "TERM LOAN AGREEMENT"), have entered into that certain Intercreditor Agreement dated as of September 29, 2003 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT");

               WHEREAS, LS&Co., certain of its Subsidiaries and the Term Loan Agent have entered into that certain Pledge and Security Agreement dated as of September 29, 2003 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the "TERM LOAN SECURITY AGREEMENT");

               WHEREAS, in order to induce the Agent and the Lenders to enter into the Credit Agreement and the other Loan Documents, to induce the Lenders to make the Loans and issue Letters of Credit as provided for in the Credit Agreement, and to induce the Selected Revolving Lenders to enter into the Selected Revolving Lender Hedge Agreements and to provide the Selected Revolving Lender Cash Management Services, the Grantors have agreed to grant a continuing Lien on the Collateral (as hereinafter defined) to secure the Secured Obligations;

               NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINED TERMS. THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING RESPECTIVE
MEANINGS:

               "ACCOUNTS" means all now owned or hereafter acquired or arising accounts of any Grantor, as defined in the UCC, including any rights to payment for the sale of goods, whether or not they have been earned by performance.

               "AFFILIATE" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or which owns, directly or indirectly, ten percent (10%) or more of the outstanding equity interest of such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

               "BENEFICIARIES" means the Agent, the Lenders and each Selected Revolving Lender that has satisfied the requirements of SECTION 32(N)(III) hereof.

               "CHATTEL PAPER" means all now owned or hereafter acquired chattel paper of any Grantor, as defined in the UCC, including electronic chattel paper.

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               "DEPOSIT ACCOUNTS" means all "deposit accounts" as such term is defined in the UCC, now or hereafter held in the name of any Grantor.

               "DOCUMENTS" means all documents as such term is defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by any Grantor.

               "EQUIPMENT" means all now owned or hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory) of any Grantor, including embedded software, dies, tools, jigs, molds and office equipment, as well as all of such types of property leased by any Grantor and all of such Grantor's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

               "GENERAL INTANGIBLES" means all now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than Accounts), including, without limitation, all contract rights, payment intangibles, IP Collateral, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trade secrets, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to such Grantor in connection with the termination of any Plan or other employee benefit plan or any rights thereto and any other amounts payable to such Grantor from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and any proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which such Grantor is beneficiary, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to such Grantor; PROVIDED, HOWEVER, that the General Intangibles shall not include the Intellectual Property Assets.

               "GOODS" means all "goods", as defined in the UCC, now owned or hereafter acquired by any Grantor, wherever located, including embedded software to the extent included in "goods" as defined in the UCC.

               "INSTRUMENTS" means all instruments as such term is defined in the UCC, now owned or hereafter acquired by any Grantor.

               "INTELLECTUAL PROPERTY ASSETS" has the meaning assigned to that term in the Intercreditor Agreement.

               "INTELLECTUAL PROPERTY COLLATERAL" has the meaning assigned to that term in the Intercreditor Agreement.

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               "INVENTORY" means all now owned or hereafter acquired inventory, goods and merchandise of any Grantor, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in such Grantor's business or used in connection with the packing, shipping, advertising, selling or finishing of such goods and merchandise, and all documents of title or other Documents representing them.

               "INVESTMENT PROPERTY" means all right, title and interest of any Grantor in and to any and all: (a) securities whether certificated or uncertificated; (b) securities entitlements; (c) securities accounts; (d) commodity contracts; or (e) commodity accounts.

               "IP COLLATERAL" means all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by any Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including the patents and patent applications set forth on SCHEDULE 1 attached hereto, as the same may be amended pursuant hereto from time to time), all rights (but not obligations) corresponding thereto (including the right, exercisable only upon the occurrence and during the continuation of an Event of Default, to sue for past, present and future infringements in the name of such Grantor or in the name of the Agent or the Lenders), and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "PATENTS"), it being understood that the rights and interests included in the IP Collateral hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of such Grantor pertaining to Patent applications and Patents presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of such Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties.

               "LETTER-OF-CREDIT RIGHTS" means "letter-of-credit rights" as such term is defined in the UCC, now owned or hereafter acquired by any Grantor, including rights to payment or performance under a letter of credit, whether or not any Grantor, as beneficiary, has demanded or is entitled to demand payment or performance.

               "PAYMENT ACCOUNT" means each bank account established pursuant to this Agreement, to which the proceeds of Accounts and other Collateral are deposited or credited, and which is maintained in the name of the Agent or any Grantor, as the Agent may determine, on terms acceptable to the Agent.

               "PLEDGED COLLATERAL" means Pledged Debt, Pledged Interests and all proceeds thereof.

               "PLEDGED DEBT" means all indebtedness from time to time owed to any Grantor by any obligor that is, or becomes, a direct or indirect Subsidiary of such Grantor, or by any obligor

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of which such Grantor is a direct or indirect Subsidiary, including the indebtedness set forth in SCHEDULE 2(B) attached hereto, as SCHEDULE 2(B) may be updated upon the execution of this Agreement by an Additional Grantor, and issued by the obligors named therein, and the instruments evidencing such indebtedness;

               "PLEDGED INTERESTS" means all shares of stock, partnership interests, interests in joint ventures, limited liability company interests and all other equity interests now or hereafter owned by any Grantor in any Person that is, or becomes, a direct Domestic Subsidiary or Material Foreign Subsidiary of such Grantor, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing now or hereafter owned by such Grantor, including those set forth in
SCHEDULE 2(A) attached hereto, as SCHEDULE 2(A) may be updated upon the execution of this Agreement by an Additional Grantor, and the certificates or other instruments representing any of the foregoing and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto;

               "SOFTWARE" means all "software" as such term is defined in the UCC, now owned or hereafter acquired by any Grantor, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

               "SUPPORTING OBLIGATIONS" means all supporting obligations as such term is defined in the UCC.

               "UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of California or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests.

               "Uniform Commercial Code jurisdiction" means any jurisdiction that has adopted "Revised Article 9" of the UCC on or after July 1, 2001.

               All other capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto. All other undefined terms contained in this Agreement, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.

2.  GRANT OF LIEN.

     (a) As security for all Secured Obligations, each Grantor hereby grants to the Agent, for the benefit of the Agent and the Lenders, a continuing security interest in, lien on, assignment of and right of set-off against, all of the following property and assets of such Grantor, whether now owned or existing or hereafter acquired or arising, regardless of where located:

               (i) all Accounts;

               (ii) all Inventory;

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               (iii)  all contract rights;

               (iv)   all Chattel Paper;

               (v)    all Documents;

               (vi)   all Instruments;

               (vii)  all Supporting Obligations and Letter-of-Credit Rights;

               (viii) all General Intangibles (including payment intangibles and Software);

               (ix)   all Goods;

               (x)    all Equipment;

               (xi)   all Investment Property;

               (xii)  all IP Collateral;

               (xiii) all Pledged Interests and all dividends, distributions, returns of capital, cash, warrants, options, rights, instruments, rights to vote or manage the business of any Person that is, or becomes, a direct Domestic Subsidiary or Material Foreign Subsidiary of such Grantor pursuant to organizational documents governing the rights and obligations of the stockholders, partners, members or other owners thereof and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Interests; PROVIDED, that if the issuer of any of such Pledged Interests is a Material Foreign Subsidiary, the Pledged Interests shall not include any shares of stock of such issuer in excess of the number of shares of such issuer possessing up to but not exceeding 65% of the voting power of all classes of capital stock entitled to vote of such issuer, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Interests;

               (xiv) all Pledged Debt and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

               (xv) all money, cash, cash equivalents, securities and other property of any kind of any Grantor held directly or indirectly by the Agent or any Lender;

               (xvi) all Deposit Accounts, credits, and balances with and other claims against the Agent or any Lender or any of their Affiliates or any other financial institution with which any Grantor maintains deposits, including any Payment Accounts;

               (xvii) all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software

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and other property and General Intangibles at any time evidencing or relating to any of the foregoing; and

               (xviii) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

All of the foregoing, together with the Real Estate covered by the Mortgage(s), all equity interests in Subsidiaries pledged to the Agent and all other property of the Grantors in which the Agent or any Lender may at any time be granted a Lien as collateral for the Secured Obligations is herein collectively referred to as the "Collateral."

               Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in any of such Grantor's rights or interests in any license, contract or agreement to which such Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under, any license, contract or agreement to which such Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to the UCC or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

               Each item of Collateral listed in this SECTION 2 that is defined in Articles 8 or 9 of the UCC shall have the meaning set forth in the UCC, as it exists on the date of this Agreement or as it may hereafter be amended, it being the intention of the Grantors that the description of the Collateral set forth above be construed to include the broadest possible range of assets, except for assets expressly excluded as set forth above and below.

               Notwithstanding anything herein to the contrary, neither the Borrowers nor any Grantor shall be deemed to have granted a security interest in
(i) any Principal Property, (ii) any capital stock of any Restricted Subsidiary,
(iii) any Pledged Debt of or issued by any Restricted Subsidiary, (iv) any Intellectual Property Assets, (v) any shares of stock of any Material Foreign Subsidiary in excess of the number of shares of such Material Foreign Subsidiary possessing up to but not exceeding 65% of the voting power of all classes of capital stock entitled to vote of such issuer, or (vii) Equipment subject to an Equipment Financing Transaction permitted under the Credit Agreement.

     (b) All of the Secured Obligations shall be secured by all of the Collateral.

3.  SECURITY FOR OBLIGATIONS.

               This Agreement secures, and the Collateral assigned by each Grantor is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by

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required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), of all Secured Obligations of such Grantor. "SECURED OBLIGATIONS" means:

     (a) with respect to the Borrowers, all Obligations and liabilities of every nature of the Borrowers now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and, except as set forth below, all obligations and liabilities of every nature now or hereafter existing (i) of LS&Co., LSIFCS and each Material Subsidiary of LS&Co., under or arising out of or in connection with any Selected Revolving Lender Hedge Agreement and (ii) of LS&Co. and each Subsidiary of LS&Co., arising out of or in connection with any Selected Revolving Lender Cash Management Services; and

     (b) with respect to each Subsidiary Grantor and Additional Grantor, all obligations and liabilities of every nature of such Grantor now or hereafter existing under or arising out of or in connection with the Guaranty and, except as set forth below, all obligations and liabilities of every nature now or hereafter existing (i) of LS&Co., LSIFCS and each Material Subsidiary of LS&Co., under or arising out of or in connection with any Selected Revolving Lender Hedge Agreement to the extent provided in SECTION 3.7 of the Credit Agreement and (ii) of LS&Co. and each Subsidiary of LS&Co., arising out of or in connection with any Selected Revolving Lender Cash Management Services;

in each case together with all extensions or renewals thereof, whether for principal, interest (including interest that, but for the filing of a petition in bankruptcy with respect to the Borrowers or any other Grantor, would accrue on such obligations, whether or not a claim is allowed against such Borrower or such Grantor for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination or close out of the Selected Revolving Lender Hedge Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Agent or any Lender or Selected Revolving Lender as a preference, fraudulent transfer or otherwise, and all obligations of every nature of the Grantors now or hereafter existing under this Agreement.

4. PERFECTION AND PROTECTION OF SECURITY INTEREST.

     (a) Each Grantor shall, at its expense, perform all reasonable steps requested by the Agent at any time to perfect, maintain, protect, and enforce the Agent's Liens, including: (i) executing, delivering and/or filing and recording of the Mortgage(s) and executing and filing financing or continuation statements, and amendments thereof, in form and substance reasonably satisfactory to the Agent; (ii) whenever an Event of Default has occurred and is continuing, transferring Inventory to warehouses or other locations designated by the Agent; (iii) placing notations on such Grantor's books of account to disclose the Agent's security interest; and (iv) taking such other steps as are deemed necessary or reasonably desirable by the Agent to

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maintain and protect the Agent's Liens. Each Grantor agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

     (b) At the reasonable request of the Agent, each Grantor shall deliver to the Agent all Collateral consisting of a reasonable sample of negotiable Documents and all material negotiable Documents, certificated securities (accompanied by stock papers executed in blank), Chattel Paper and Instruments evidencing, comprising or representing the Collateral (including the Pledged Collateral), promptly after such Grantor receives the same, duly endorsed or accompanied by duly executed instruments of transfer or assignment in blank. Upon the occurrence and during the continuation of an Event of Default, the Agent shall have the right, without notice to the Grantors, to transfer to or to register in the name of the Agent or any of its nominees any or all of the Pledged Collateral, subject to the revocable rights specified in SECTION 21(A) hereof. In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

     (c) Each Grantor shall, in accordance with the terms of the Credit Agreement, obtain or use its commercially reasonable efforts to obtain waivers or subordinations of Liens from landlords and mortgagees, and such Grantor shall in all instances (other than as otherwise agreed between LS&Co. and the Agent) obtain signed acknowledgements of the Agent's Liens from bailees having possession of any Collateral that they hold for the benefit of the Agent.

     (d) If required by the terms of the Credit Agreement and not waived by the Agent in writing (which waiver may be revoked), each Grantor shall obtain authenticated control agreements from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for such Grantor.

     (e) If any Grantor is or becomes the beneficiary of a letter of credit in respect of an amount exceeding $5,000,000, such Grantor shall promptly notify the Agent thereof and, upon the request of the Agent, enter into a tri-party agreement with the Agent and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to the Agent and directing all payments thereunder to the Payment Account, all in form and substance reasonably satisfactory to the Agent.

     (f) Upon the request of the Agent, each Grantor shall take all reasonable steps necessary to grant the Agent control of all electronic chattel paper in accordance with the Code and all "transferable records" as defined in the Uniform Electronic Transactions Act.

     (g) Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of the State of California or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC of the State of

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California for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Grantor agrees to furnish any such information to the Agent promptly upon request. Each Grantor also ratifies its authorization for the Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

     (h) Each Grantor shall promptly notify the Agent of any material commercial tort claim (as defined in the UCC) acquired by it and unless otherwise consented to by the Agent, such Grantor shall enter into a supplement to this Agreement, granting to the Agent a Lien in such commercial tort claim.

     (i) From time to time, any Grantor shall, upon the Agent's request, execute and deliver confirmatory written instruments pledging to the Agent, for the ratable benefit of the Agent, the Lenders and the Selected Revolving Lenders, the Collateral, but such Grantor's failure to do so shall not affect or limit any security interest or any other rights of the Agent or any Lender in and to the Collateral with respect to such Grantor. So long as the Credit Agreement is in effect and until all Secured Obligations (other than in respect of inchoate indemnity obligations) have been fully satisfied, the Agent's Liens shall continue in full force and effect in all Collateral (whether or not deemed eligible for the purpose of calculating the Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation).

     (j) NO REINCORPORATION. Except as permitted under the Credit Agreement, no Grantor shall reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof or change its type of entity as identified on
SCHEDULE 3 attached hereto unless it provides notice to the Agent of such reincorporation or reorganization at least thirty (30) days before such reincorporation or reorganization.

     (k) TERMINATIONS, AMENDMENTS NOT AUTHORIZED. Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Agent and agrees that it will not do so without the prior written consent of the Agent, subject to such Grantor's rights under Section 9-509(d)(2) of the UCC of the State of California.

     (l) NO RESTRICTION ON PAYMENTS TO THE AGENT. Except as permitted under the Credit Agreement, the Grantors shall not enter into any Contract that restricts or prohibits the grant of a security interest in Accounts, Chattel Paper, Instruments or payment intangibles or the proceeds of the foregoing to the Agent.

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5. LOCATION OF COLLATERAL.

     (a) Each Grantor represents and warrants to the Agent and the Lenders that:
(i) SCHEDULE 4 attached hereto is a correct and complete list of the location of such Grantor's chief executive office, the location of its books and records, the locations of the Collateral (other than (A) in-transit Inventory, (B) any location at which Inventory excluded from the Eligible Collateral in the most recent Borrowing Base Certificate delivered to the Agent is located and (C) locations of Inventory in the form of raw materials, PROVIDED, that the aggregate amount of all Eligible Inventory in the form of raw materials does not exceed $10,000,000); and (ii) SCHEDULE 4 correctly identifies (A) any of such facilities and locations that are not owned by such Grantor and (B) any of such facilities and locations in which such Grantor is not a tenant and sets forth the names of the owners, the lessors or the operators of such facilities and locations. Each Grantor covenants and agrees that it will not (i) maintain any Collateral (other than (A) in-transit Inventory, (B) Inventory that was excluded from the Eligible Collateral in the most recent Borrowing Base Certificate delivered to the Agent and (C) Inventory in the form of raw materials, PROVIDED, that the aggregate amount of all Eligible Inventory in the form of raw materials does not exceed $10,000,000) at any location other than those locations listed for such Grantor on SCHEDULE 4, (ii) otherwise change or add to any of such locations, or (iii) change the location of its chief executive office from the location identified in SCHEDULE 4, unless it gives the Agent at least thirty
(30) days' prior written notice thereof and executes any and all financing statements and other documents that the Agent reasonably requests in connection therewith. Without limiting the foregoing, each Grantor represents that all of its Inventory (other than Inventory located at contractors' premises or mills, in-transit Inventory and bill and hold Inventory) is, and covenants that all of its Inventory (other than Inventory located at contractors' premises or mills, in-transit Inventory and bill and hold Inventory) will be, located either (i) on premises owned by such Grantor, (ii) on premises leased by such Grantor, provided that the Agent has received an executed landlord waiver from the landlord of such premises in form and substance satisfactory to the Agent, or
(iii) in a warehouse or with a bailee, provided that the Agent has received an executed bailee letter from the applicable Person in form and substance satisfactory to the Agent; PROVIDED, HOWEVER, that in each case the Agent may in its sole discretion waive such requirement in writing to such extent and under such conditions as the Agent may from time to time in its sole discretion determine.

6. OFFICE LOCATIONS; JURISDICTION OF ORGANIZATION; NAMES.

     (a) SCHEDULE 3 attached hereto identifies each Grantor's name as of the Closing Date as it appears in official filings in the state of its incorporation or other organization, the type of entity of such Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by such Grantor's state of incorporation or organization or a statement that no such number has been issued and the jurisdiction in which such Grantor is incorporated or organized. Each Grantor has only one state of incorporation or organization.

     (b) No Grantor (or predecessor by merger or otherwise of such Grantor) has, within the one year period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart (as defined in SECTION 32(I) hereof), had a different name from

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the name of such Grantor listed on the signature pages hereof, except the names set forth on SCHEDULE 5 attached hereto, as SCHEDULE 5 may be updated upon the execution of this Agreement by an Additional Grantor.

7. TITLE TO, LIENS ON, AND SALE AND USE OF COLLATERAL. Each Grantor represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that: (a) such Grantor has rights in and the power to transfer all of the Collateral free and clear of all Liens whatsoever, except for Liens permitted under SECTION 7.16 of the Credit Agreement; (b) the Agent's Liens in the Collateral will not be subject to any prior Lien except for those Liens identified in CLAUSES (C), (D) and (E) of the definition of Permitted Liens; and
(c) such Grantor will use, store, and maintain the Collateral with all reasonable care and will use such Collateral for lawful purposes only.

8. APPRAISALS.

     (a) Once every Fiscal Quarter, the Agent shall, at each Grantor's expense, arrange for appraisals or updates thereof of all of the Inventory constituting finished goods from an appraiser, and prepared on a basis, satisfactory to the Agent, such appraisals and updates to include, without limitation, information required by applicable law and regulation and by the internal policies of the Lenders.

     (b) Whenever a Default or Event of Default exists, the Agent shall, at each Grantor's expense and at the Agent's discretion, arrange for appraisals or updates thereof of any or all of the Collateral from an appraiser, and prepared on a basis, satisfactory to the Agent, such appraisals and updates to include, without limitation, information required by applicable law and regulation and by the internal policies of the Lenders.

9. ACCESS AND EXAMINATION. Not less frequently than three (3) times per year nor more frequently than four (4) times per year, and upon ten (10) days notice to the relevant Grantor, or at any time with or without notice whenever a Default or Event of Default exists and is continuing, the Agent, accompanied by any Lender which so elects, may at all reasonable times during regular business hours have access to, examine, audit, make extracts from or copies of and inspect any or all of each Grantor's records, files, and books of account and the Collateral, and discuss such Grantor's affairs with such Grantor's officers and management. Each Grantor will deliver to the Agent any instrument necessary for the Agent to obtain records from any service bureau maintaining records for such Grantor. The Agent may, and at the direction of the Majority Lenders shall, at any time whenever a Default or Event of Default exists, and at such Grantor's expense, make copies of all of such Grantor's books and records, or require such Grantor to deliver such copies to the Agent. The Agent may, without expense to the Agent, use such of such Grantor's respective personnel, supplies, and Real Estate as may be reasonably necessary for maintaining or enforcing the Agent's Liens. The Agent shall have the right, at any time, in the Agent's name or in the name of a nominee of the Agent, to verify the validity, amount or any other matter relating to the Accounts, Inventory, or other Collateral, by mail, telephone, or otherwise.

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

10. CERTAIN COVENANTS OF THE GRANTORS.

                Each Grantor shall:

     (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral, except where such violation would not have a Material Adverse Effect; and

     (b) if the Agent gives value to enable such Grantor to acquire rights in or the use of any Collateral, use such value for such purposes.

11.  SPECIAL COVENANTS WITH RESPECT TO THE IP COLLATERAL.

     (a) Each Grantor shall:

          (i) diligently keep reasonable records respecting the IP Collateral and at all times keep at least one complete set of its records concerning such Collateral at its chief executive office or principal place of business; and

          (ii) furnish to the Agent from time to time at the Agent's reasonable request statements and schedules further identifying and describing any IP Collateral and such other reports in connection with such Collateral, all in reasonable detail.

     (b) In addition to the filing of UCC financing statements, the filing of a Grant of Patent Security Interest, substantially in the form of EXHIBIT I attached hereto, with the United States Patent and Trademark Office (such Grant of Patent Security Interest being referred to herein as a "GRANT"), the security interests in the Collateral granted to the Agent for the ratable benefit of the Lenders and the Selected Revolving Lenders will constitute perfected security interests therein, to the extent such security interests may be perfected by filing in the United States, prior to all other Liens (except for Liens expressly permitted by the Credit Agreement and Liens on software licensed from a third party), and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken.

     (c) Except as otherwise provided in this SECTION 11, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the IP Collateral or any portion thereof. In connection with such collections, each Grantor may take (and, after the occurrence and during the continuance of any Event of Default at the Agent's reasonable direction, shall take) such action as such Grantor or the Agent may deem reasonably necessary or advisable to enforce collection of such amounts; PROVIDED, the Agent shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to the Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from the Agent referred to in the proviso to the preceding sentence and during the continuation of any Event of Default, (i) all amounts and proceeds (including checks and other instruments) received by each Grantor in respect of amounts due to such Grantor in respect of the IP Collateral or any portion thereof shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by SECTION 32(T) hereof, and
(ii) such Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

          (d) Except as provided herein, each Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other damage, or reexamination or reissue proceedings as are necessary to protect the IP Collateral. The Agent shall provide, at such Grantor's expense, all reasonable and necessary cooperation in connection with any such suit, proceeding or action including joining as a necessary party.

          (e) In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor hereby grants to the Agent, for use upon the occurrence and during the continuation of an Event of Default, the irrevocable, nonexclusive right and license to use all present and future trademarks, trade names, trade dress, copyrights, patents or technical processes (including the IP Collateral and the Intellectual Property Collateral) owned or used by such Grantor that relate to the Collateral and any other collateral granted by such Grantor as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable the Agent to realize on, and exercise all rights of the Agent and the Lenders in relation to, the Collateral in accordance with this Agreement (including without limitation advertising in all media as the Agent deems appropriate in connection with marketing and sales of the Collateral) and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; PROVIDED, however, the license granted under this SECTION 11(E) shall not be construed to limit such Grantor's ability to take reasonable steps, in accordance with its then current business practices, to protect and preserve the Trademarks, the Trademark Registrations, the Trademark Rights and the Associated Goodwill. This right shall inure to the benefit of all successors, assigns and transferees of the Agent and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor. In addition, each Grantor hereby grants to the Agent and its employees, representatives and agents the right to visit such Grantor's and any of its Affiliate's or subcontractor's plants, facilities and other places of business that are utilized in connection with the manufacture, production, inspection, storage or sale of products and services sold or delivered under any of the IP Collateral (or which were so utilized during the prior six month period), and to inspect the quality control and all other records relating thereto upon reasonable advance written notice to such Grantor and at reasonable dates and times and as often as may be reasonably requested. If and to the extent that any Grantor is permitted to license the IP Collateral, the Agent shall promptly enter into a non-disturbance agreementor other similar arrangement, at such Grantor's request and expense, with such Grantor and any licensee of any IP Collateral permitted hereunder in form and substance reasonably satisfactory to the Agent pursuant to which (i) the Agent shall agree not to disturb or interfere with such licensee's rights under its license agreement with such Grantor so long as such licensee is not in default thereunder, and (ii) such licensee shall acknowledge and agree that the IP Collateral licensed to it is subject to the security interest created in favor of the Agent and the other terms of this Agreement.

12. SPECIAL COVENANTS WITH RESPECT TO THE PLEDGED COLLATERAL.

               Except as otherwise not prohibited by the Credit Agreement, each Grantor shall:

          (a) not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for Permitted Liens, or
     (iii) permit any issuer of Pledged Interests to merge or consolidate unless all the outstanding Equity Interests of the surviving or resulting Person is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent Person; PROVIDED, if the surviving or resulting Person upon any such merger or consolidation involving an issuer of Pledged Interests is a Material Foreign Subsidiary, then such Grantor shall only be required to pledge outstanding Equity Interests of such surviving or resulting Person possessing up to but not exceeding 65% of the voting power of all classes of Equity Interests of such issuer entitled to vote;

          (b) (i) cause each issuer of Pledged Interests not to issue any Equity Interests in addition to or in substitution for the Pledged Interests issued by such issuer, except to such Grantor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Equity Interests of each issuer of Pledged Interests, and
     (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all Equity Interests of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of such Grantor; PROVIDED, notwithstanding anything contained in this clause (iii) to the contrary, such Grantor shall only be required to pledge the outstanding Equity Interests of a direct Material Foreign Subsidiary possessing up to but not exceeding 65% of the voting power of all classes of Equity Interests of such Material Foreign Subsidiary entitled to vote and any such Grantor shall not be required to pledge Equity Interests of any Restricted Subsidiary;

          (c) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed to such Grantor by any obligor on the Pledged Debt; PROVIDED, notwithstanding anything contained in this clause (c) to the contrary, any such Grantor shall not be required to pledge any such instruments or other evidences of additional indebtedness owed to such Grantor by any Restricted Subsidiary;

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

          (d) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of indebtedness from time to time owed to such Grantor by any Person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect Subsidiary of such Grantor; PROVIDED, notwithstanding anything contained in this clause (d) to the contrary, any such Grantor shall not be required to pledge any such instruments or other evidences of indebtedness owed to such Grantor by any Restricted Subsidiary;

          (e) at its expense (i) perform and comply in all material respects with all terms and provisions of any agreement related to the Pledged Collateral required to be performed or complied with by it, (ii) maintain all such agreements in full force and effect, and (iii) enforce all such agreements in accordance with their terms;

          (f) deliver to the Agent, immediately upon their issuance, any and all Instruments or other evidences of additional Debt from time to time owed to such Grantor (i) by any obligor on the Pledged Debt, and (ii) by any Person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect Subsidiary of such Grantor; and

          (g) cause the terms of any partnership or limited liability company agreement governing Equity Interests included in the Pledged Collateral to provide that such interests are securities governed by Division 8 of the UCC.

13. COLLATERAL REPORTING. The Borrowers shall provide the Agent with the following documents, consolidated for both Borrowers, at the following times in form satisfactory to the Agent.

          (a) On a weekly basis by the second Business Day of each week, or more frequently at the option of the Borrowers:

               (i) a weekly Borrowing Base Certificate for the immediately preceding week, together with a schedule of the Borrowers' Accounts created, credits given, cash collected and other adjustments to Accounts since the date of the last weekly Borrowing Base Certificate, which Borrowing Base Certificate shall reflect the Inventory set forth in the most recent monthly Inventory Borrowing Base Certificate or weekly Borrowing Base Certificate, as the case may be; and

               (ii) a weekly aging of the Borrowers' Accounts corresponding to the ending balance of Accounts reflected on the weekly Borrowing Base Certificate delivered pursuant to clause (i) above.

          (b) Subject to clause (c) below, on a monthly basis by the 19th day of each month, or more frequently if requested by the Agent:

               (i) a monthly Borrowing Base Certificate for the immediately preceding month, together with a schedule of the Borrowers' Accounts created, credits given, cash collected and other adjustments to Accounts since the date of the last monthly Borrowing Base Certificate;

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

               (ii) a monthly aging of the Borrowers' Accounts, together with a reconciliation to the Borrowers' general ledger;

               (iii) a monthly aging of the Borrowers' accounts payable;

               (iv) a detailed calculation of Eligible Accounts and Eligible Inventory as of the end of the immediately preceding month; and

               (v)   a monthly Inventory report by category and location;

          (c) During any week in which either (i) Availability as of any date during such week is less than the greater of 20% of the Borrowing Base and $50,000,000 or (ii) Availability is less than 25% of the Borrowing Base for a period of three or more consecutive Business Days during such week, by the second Business Day of the immediately following week, a weekly Inventory report for the immediately preceding week by category and location corresponding in form and substance agreed upon by LS&Co. and the Agent to the Borrowers' perpetual records.

          (d) Upon the request of the Agent:

               (i) copies of invoices in connection with the Borrowers' Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, shipping documents in connection with the Borrowers' Accounts and for Inventory and Equipment acquired by the Borrowers, purchase orders and invoices;

               (ii) a statement of the balance of each of the Intercompany Accounts; and

               (iii) such other reports as to the Collateral of the Borrowers as the Agent shall reasonably request from time to time.

     If any of the Borrowers' records or reports of the Collateral are prepared by an accounting service or other agent, the Borrowers hereby authorize such service or agent to deliver such records, reports, and related documents to the Agent, for distribution to the Lenders.

14. ACCOUNTS.

     (a) Each Grantor hereby represents and warrants to the Agent and the Lenders, with respect to such Grantor's Accounts, that:

          (i) each existing Account represents, and each future Account will represent, a BONA FIDE sale and delivery of goods by such Grantor, in the ordinary course of such Grantor's business;

          (ii) each existing Account is, and each future Account will be, for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor or in the schedule thereof delivered to the Agent, without any offset, deduction, defense, or counterclaim except those known to such Grantor and disclosed to the Agent and the Lenders pursuant to this Agreement;

          (iii) no payment will be received with respect to any Account, and no credit, discount, or extension, or agreement therefor will be granted on any Account, except as reported to the Agent and the Lenders in Borrowing Base Certificates delivered in accordance with this Agreement;

          (iv) each copy of an invoice delivered to the Agent by such Grantor will be a genuine copy of the original invoice sent to the Account Debtor named therein; and

          (v) all goods described in any invoice representing a sale of goods will have been shipped to the Account Debtor.

     (b) No Grantor shall re-date any invoice or sale or make sales on extended dating beyond that customary in such Grantor's business or extend or modify any Account. If any Grantor becomes aware of any matter adversely affecting the collectibility of any Account or the Account Debtor therefor involving an amount greater than $5,000,000, including information regarding the Account Debtor's creditworthiness, such Grantor will promptly so advise the Agent and exclude such Account from Eligible Accounts.

     (c) If the Agent consents to the acceptance of any note or other instrument (except a check, letters of credit as customary to such Grantor's business practices or other instrument for the immediate payment of money) with respect to any Account, it shall be considered as evidence of the Account and not payment thereof and, in respect of any instrument for an amount in excess of $5,000,000, such Grantor will, upon the request of the Agent, promptly deliver such instrument to the Agent, endorsed by such Grantor to the Agent in a manner satisfactory in form and substance to the Agent. Regardless of the form of presentment, demand, notice of protest with respect thereto, such Grantor shall remain liable thereon until such instrument is paid in full.

     (d) Each Grantor shall notify the Agent promptly of all disputes and claims in excess of $5,000,000 with any Account Debtor, and agrees to settle, contest, or adjust such dispute or claim at no expense to the Agent or any Lender. Upon the occurrence of and during the continuance of an Event of Default, no discount, credit or allowance shall be granted to any such Account Debtor without the Agent's prior written consent, except for discounts, credits and allowances made or given in the ordinary course of such Grantor's business. Upon the request of the Agent, such Grantor shall send the Agent a copy of each credit memorandum in excess of $5,000,000 as soon as issued, and such Grantor shall promptly report that credit on Borrowing Base Certificates submitted by it. Upon the occurrence of and during the continuance of an Event of Default, the Agent may settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Agent or the Majority Lenders, as applicable, shall consider advisable and, in all cases, the Agent will credit such Grantor's Loan Account with the net amounts received by the Agent in payment of any Accounts.

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

     (e) If an Account Debtor returns any Inventory to any Grantor when no Event of Default exists, then such Grantor shall, upon the request of the Agent, determine the reason for such return and issue a credit memorandum to the Account Debtor in the appropriate amount. Such Grantor shall deliver a monthly report to the Agent setting forth all returns involving an amount in excess of $5,000,000. Each such report shall indicate the reasons for the returns and the locations and condition of the returned Inventory. In the event any Account Debtor returns Inventory to any Grantor, upon the occurrence of and during the continuance of an Event of Default, such Grantor shall, upon the request of the
Agent: (i) hold the returned Inventory in trust for the Agent; (ii) dispose of the returned Inventory solely according to the Agent's written instructions; and
(iii) not issue any credits or allowances with respect thereto without the Agent's prior written consent. All returned Inventory shall be subject to the Agent's Liens thereon. Whenever any Inventory is returned, the related Account shall be deemed ineligible to the extent of the amount owing by the Account Debtor with respect to such returned Inventory. Any such returned Inventory shall not be Eligible Inventory unless such returned Inventory constitutes Genco Goods.

15.      COLLECTION OF ACCOUNTS; PAYMENTS.

     (a) Until the Agent notifies the Grantors to the contrary, each Grantor shall make collection of all Accounts and other Collateral for the Agent, shall receive all payments as the Agent's trustee, and shall immediately deliver all payments in their original form duly endorsed in blank into a lock-box service or Payment Account established for the account of the Grantors at a Clearing Bank acceptable to the Agent, subject to a blocked account agreement. Within thirty (30) days after the Closing Date, the Grantors shall establish a lock-box service for collections of Accounts at a Clearing Bank acceptable to the Agent and subject to a blocked account agreement and other documentation acceptable to the Agent. The Grantors shall instruct all Account Debtors to make all payments directly to the address established for such service. If, notwithstanding such instructions, any Grantor receives any proceeds of Accounts, it shall receive such payments as the Agent's trustee, and shall immediately deliver such payments to the Agent in their original form duly endorsed in blank or deposit them into a Payment Account, as the Agent may direct. All collections received in any lock-box service or Payment Account or directly by any Grantor or the Agent, and all funds in any Payment Account or other account to which such collections are deposited shall be subject to the Agent's sole control and withdrawals by the Grantors shall not be permitted. The Agent or the Agent's designee may, at any time after the occurrence of an Event of Default, notify Account Debtors that the Accounts have been assigned to the Agent and of the Agent's security interest therein, and may collect them directly and charge the collection costs and expenses to the Loan Account as a Revolving Loan. So long as an Event of Default has occurred and is continuing, each Grantor, at the Agent's request, shall execute and deliver to the Agent such documents as the Agent shall require to grant the Agent access to any post office box in which collections of Accounts are received.

     (b) If sales of Inventory are made or services are rendered for cash, each Grantor shall immediately deliver to the Agent or deposit into a Payment Account the cash which such Grantor receives.

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

     (c) All payments including immediately available funds received by the Agent at a bank account designated by it, will be the Agent's sole property for its benefit and the benefit of the Lenders and will be credited to the Loan Account (conditioned upon final collection).

     (d) In the event any Grantor repays all of the Secured Obligations upon the termination of the Credit Agreement or upon acceleration of the Secured Obligations, other than through the Agent's receipt of payments on account of the Accounts or proceeds of the other Collateral, such payment will be credited (conditioned upon final collection) to the Grantors' Loan Account upon the Agent's receipt of immediately available funds.

16. INVENTORY; PERPETUAL INVENTORY.

     (a) Each Grantor represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Inventory owned by such Grantor is and will be held for sale or use in production, in the ordinary course of such Grantor's business, and is and will be fit for such purposes. Each Grantor will keep its Inventory in good and marketable condition, except for damaged or defective goods arising in the ordinary course of such Grantor's business. Each Grantor will notify the Agent upon such Grantor's acquisition or acceptance of any Inventory on consignment or approval. Each Grantor agrees that all Inventory produced by such Grantor in the United States of America will be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. Each Grantor will conduct a cycle count of the Inventory at least once per Fiscal Year, and after and during the continuance of an Event of Default, at such other times as the Agent requests. Each Grantor will maintain a perpetual inventory reporting system at all times. No Grantor will, without the Agent's written consent not to be unreasonably withheld, sell any Inventory on a bill and hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis.

     (b) Each Grantor shall, upon the occurrence and during the continuance of an Event of Default and at the Agent's request, instruct all agents or processors of such Grantor possessing or controlling any Inventory and all public warehouses in which Inventory is maintained to hold all such Inventory for the account of the Agent and subject to the instructions of the Agent.

     (c) Each Grantor shall, at its own expense, maintain insurance with respect to the Inventory in accordance with the terms of the Credit Agreement.

17. EQUIPMENT.

     (a) Each Grantor represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Equipment owned by such Grantor is and will be used or held for use in such Grantor's business, and is and will be fit for such purposes. Each Grantor shall keep and maintain its Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof other than to the extent such Equipment is no longer required in such Grantor's business.

     (b) Each Grantor shall promptly notify the Agent in the event that it enters into or terminates any material Equipment Financing Transaction.

     (c) Each Grantor shall, at its own expense, maintain insurance with respect to the Equipment in accordance with the terms of the Credit Agreement

18. IP COLLATERAL.

         Each Grantor represents and warrants as follows:

     (a) a true and complete list of all Patents and Patent applications owned by such Grantor, in whole or in part, that are material to such Grantor's business is set forth on SCHEDULE 1 attached hereto;

     (b) after reasonable inquiry, such Grantor is not aware of any pending or threatened claim by any third party that any of the IP Collateral owned, held or used by such Grantor is invalid or unenforceable that is reasonably likely to have a Material Adverse Effect; and

     (c) after giving effect to the releases delivered on the Closing Date in respect of the Credit Agreement, no effective security interest or other Lien covering all or any part of the IP Collateral is on file in the United States Patent and Trademark Office, other than Liens in favor of the Agent.

19. DOCUMENTS, INSTRUMENTS, AND CHATTEL PAPER. Each Grantor represents and warrants to the Agent and the Lenders that (a) all Documents, Instruments, and Chattel Paper describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon, are and will be complete, valid, and genuine, and (b) all goods evidenced by such Documents, Instruments, Letter of Credit Rights and Chattel Paper are and will be owned by such Grantor, free and clear of all Liens other than Permitted Liens. If any Grantor retains possession of any Chattel Paper or Instruments with the Agent's consent, such Chattel Paper and Instruments shall be marked with the following legend: "This writing and the obligations evidenced or served hereby are subject to the security interest of Bank of America, N.A., as the Agent, for the benefit of the Agent and certain Lenders."

20. REPRESENTATIONS AND WARRANTIES REGARDING THE PLEDGED COLLATERAL.

     (a) DUE AUTHORIZATION, ETC. OF PLEDGED COLLATERAL. All of the Pledged Interests described on SCHEDULE 2(A) attached hereto for each Grantor have been duly authorized and validly issued and are fully paid and non-assessable. All of the Pledged Debt described on SCHEDULE 2(B) attached hereto for each Grantor has been duly authorized, authenticated or issued, and delivered, is the legal, valid and binding obligation of the issuers thereof and is not in default.

     (b) DESCRIPTION OF PLEDGED COLLATERAL. Except as set forth on SCHEDULE 2(A), the Pledged Interests constitute all of the issued and outstanding Equity Interests of each issuer thereof (subject to the proviso to SECTION 2(A)(XIII) hereof with respect to Equity Interests of a Material Foreign Subsidiary), and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Interests. The Pledged Debt constitutes all of the issued and outstanding intercompany indebtedness evidenced by a promissory note of the respective issuers thereof owing to each Grantor. SCHEDULE 2(A) for each Grantor sets forth all of the Pledged Interests owned by such Grantor on the date hereof; and SCHEDULE 2(B) for each Grantor sets forth all of the Pledged Debt in existence on the date hereof.

     (c) OWNERSHIP OF PLEDGED COLLATERAL. Each Grantor is the legal, record and beneficial owner of the Pledged Collateral and its interests in the Pledged Collateral are free and clear of any Lien except for Permitted Liens.

     (d) GOVERNMENTAL AUTHORIZATIONS. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge by each Grantor of the Pledged Collateral pursuant to this Agreement and the grant by such Grantor of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by each Grantor, or (iii) the exercise by the Agent of the voting or other rights, or the remedies in respect of the Pledged Collateral, provided for in this Agreement (except as may be required in connection with a disposition of Pledged Collateral by laws affecting the offering and sale of securities generally).

     (e) PERFECTION. Upon (i) the filing of UCC financing statements naming each Grantor as "debtor", naming the Agent as "secured party" and describing the Pledged Collateral in the filing offices listed on SCHEDULE 6 attached hereto,
(ii) in the case of Pledged Collateral consisting of certificated securities or evidenced by Instruments, in addition to filing such financing statements, delivery of the certificates representing such certificated securities and delivery of such Instruments to the Agent, in each case duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank (and in the case of Pledged Collateral issued by a foreign issuer, any actions required under foreign law to perfect a security interest in such Pledged Collateral) and, (iii) in the case of any Pledged Collateral constituting a Security Entitlement or a Securities Account (as such terms are defined in the UCC) and assets held in such account, the execution and delivery to the Agent of an agreement providing for control by the Agent of such Securities Account, the security interests in the Pledged Collateral, granted to the Agent for the ratable benefit of the Beneficiaries, will constitute perfected security interests therein prior to all other Liens, securing the payment of the Secured Obligations.

     (f) MARGIN REGULATIONS. The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

     (g) OTHER INFORMATION. All information heretofore, herein or hereafter supplied to the Agent by or on behalf of each Grantor with respect to the Pledged Collateral is accurate and complete in all respects.

21. VOTING RIGHTS; DIVIDENDS.

     (a) So long as no Event of Default shall have occurred and be continuing:

          (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; PROVIDED, HOWEVER, that such Grantor shall not exercise or refrain from exercising any such right if the Agent shall have notified such Grantor that, in the Agent's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and

          (ii) each Grantor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends, other distributions and interest paid in respect of the Pledged Collateral; PROVIDED, HOWEVER, that any and all

               (A) dividends, other distributions and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

               (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

               (C) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Pledged Collateral,

     shall be, and shall forthwith be delivered to the Agent to hold as, Pledged Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with all necessary endorsements).

     (b) Upon the occurrence AND during the continuation of an Event of Default:

          (i) upon written notice from the Agent to any Grantor, all rights of such Grantor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to SECTION 21(A)(I) hereof shall cease, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to exercise such voting and other consensual rights;

          (ii) except as otherwise provided in the Credit Agreement, all rights of Grantors to receive the dividends, other distributions and interest payments that they would otherwise be authorized to receive and retain pursuant to SECTION 21(A)(II) hereof shall cease, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends, other distributions and interest payments; and

          (iii) all dividends, principal, interest payments and other distributions that are received by Grantors contrary to the provisions of paragraph (ii) of this SECTION 21(B) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of Grantors and shall forthwith be paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).

     (c) In order to permit the Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant to SECTION 21(B)(I) hereof and to receive all dividends and other distributions which it may be entitled to receive under SECTION 21(A)(II) hereof or SECTION 21(B)(II) hereof, (i) each Grantor shall, upon the occurrence of and during the continuance of an Event of Default, promptly execute and deliver (or cause to be executed and delivered) to the Agent all such proxies, dividend payment orders and other instruments as the Agent may from time to time reasonably request and
(ii) without limiting the effect of the immediately preceding clause (i), each Grantor hereby grants to the Agent an irrevocable proxy to vote the Pledged Interests and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Interests would be entitled (including, without limitation, giving or withholding written consents of holders of Equity Interests, calling special meetings of holders of Equity Interests and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Interests on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Interests or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations (other than inchoate indemnity obligations).

     22. RIGHT TO CURE. The Agent may, in its discretion, and shall, at the direction of the Majority Lenders, pay any amount or do any act required of any Grantor hereunder or under any other Loan Document in order to preserve, protect, maintain or enforce the Secured Obligations, the Collateral or the Agent's Liens therein, and which such Grantor fails to pay or do, including payment of any judgment against such Grantor, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord's or bailee's claim, and any other Lien upon or with respect to the Collateral. All payments that the Agent makes under this SECTION 22 and all out-of-pocket costs and expenses that the Agent pays or incurs in connection with any action taken by it hereunder shall be charged to the Loan Account as a Revolving Loan. Any payment made or other action taken by the Agent under this SECTION 22 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

23. POWER OF ATTORNEY. Each Grantor hereby appoints the Agent and the Agent's designee as such Grantor's attorney, with power:

     (a) to endorse such Grantor's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Agent's or any Lender's possession and, upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any instruments made payable to such Grantor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same;

     (b) to sign such Grantor's name on any invoice, bill of lading, warehouse receipt or other negotiable or non-negotiable Document constituting Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure;

     (c) to send requests for verification of Accounts to customers or Account Debtors in accordance with SECTION 14(D) hereof;

     (d) to complete in such Grantor's name or the Agent's name, any order, sale or transaction, obtain the necessary Documents in connection therewith, and collect the proceeds thereof;

     (e) to clear Inventory through customs in such Grantor's name, the Agent's name or the name of the Agent's designee, and to sign and deliver to customs officials powers of attorney in such Grantor's name for such purpose;

     (f) to the extent that such Grantor's authorization given in SECTION 4(G) hereof is not sufficient, to file such financing statements with respect to this Agreement, with or without such Grantor's signature, or to file a photocopy of this Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in such Grantor's name such financing statements and amendments thereto and continuation statements which may require such Grantor's signature;

     (g) except as otherwise permitted by the Credit Agreement, to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Agent in its sole discretion, any such payments made by the Agent to become Secured Obligations of such Grantor to the Agent, due and payable immediately without demand;

     (h) upon the occurrence and during the continuance of an Event of Default, to notify the post office authorities to change the address for delivery of such Grantor's mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to such Grantor;

     (i) upon the occurrence and during the continuance of an Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Agent pursuant to the Credit Agreement;

     (j) upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

     (k) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral;

     (l) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and such Grantor's expense, at any time or from time to time, all acts and things that the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do; and

     (m) to do all things necessary to carry out the Credit Agreement and this Agreement.

Each Grantor ratifies and approves all acts of such attorney. None of the Lenders or the Agent nor their attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law except for their willful misconduct. This power, being coupled with an interest, is irrevocable until the Credit Agreement has been terminated and the Obligations (other than inchoate indemnity obligations) have been fully satisfied.

24. THE AGENT'S AND LENDERS' RIGHTS, DUTIES AND LIABILITIES.

     (a) Each Grantor assumes all responsibility and liability arising from or relating to the use, sale, license or other disposition of the Collateral. The Secured Obligations shall not be affected by any failure of the Agent or any Lender to take any steps to perfect the Agent's Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release such Grantor from any of the Secured Obligations. Following the occurrence and during the continuation of an Event of Default, the Agent may (but shall not be required to), and at the direction of the Majority Lenders shall, without notice to or consent from any Grantor, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of such Grantor for the Secured Obligations or under the Credit Agreement or any other agreement now or hereafter existing between the Agent and/or any Lender and such Grantor.

     (b) It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall remain liable under each of its contracts and each of its licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither the Agent nor any Lender shall have any obligation or liability under any contract or license by reason of or arising out of this Agreement or the granting herein of a Lien thereon or the receipt by the Agent or any Lender of any payment relating to any contract or license pursuant hereto. Neither the Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of such Grantor under or pursuant to any contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     (c) The Agent may at any time after an Event of Default has occurred and is continuing (or if any rights of set-off or contra accounts may be asserted with respect to the following), without prior notice to such Grantor, notify Account Debtors, and other Persons obligated on the Collateral that the Agent has a security interest therein, and that payments shall be made directly to the Agent, for itself and the benefit of the Lenders. Upon the request of the Agent, such Grantor shall so notify Account Debtors and other Persons obligated on Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, such Grantor shall not give any contrary instructions to such Account Debtor or other Person without the Agent's prior written consent.

     (d) The Agent may at any time in any Grantor's or an assumed name or, after the occurrence of and during the continuance of an Event of Default in the Agent's own name, communicate with Account Debtors, parties to Contracts and obligors in respect of Instruments to verify with such Persons, to the Agent's satisfaction, the existence, amount and terms of Accounts, payment intangibles, Instruments or Chattel Paper. If an Event of Default shall have occurred and be continuing, each Grantor, at its own expense, shall cause the independent certified public accountants then engaged by such Grantor (or such other accounting firm as may be reasonably acceptable to the Agent if applicable law, in the reasonable opinion of such Grantor, prevents such Grantor's independent accountant from providing such services) to prepare and deliver to the Agent and each Lender at any time and from time to time promptly upon the Agent's request the following reports with respect to such Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as the Agent may request. Each Grantor, at its own expense, shall deliver to the Agent the results of each physical verification, if any, which such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

25. INDEMNIFICATION.

     (a) In any suit, proceeding or action brought by the Agent or any Lender relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor will save, indemnify and keep the Agent, the Lenders and the Selected Revolving Lenders harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except in the case of the Agent, any Lender or any Selected Revolving Lender, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of the Agent, such Lender or such Selected Revolving Lender as finally determined by a court of competent jurisdiction. All such obligations of such Grantor shall be and remain enforceable against and only against such Grantor and shall not be enforceable against the Agent, any Lender or any Selected Revolving Lender.

     (b) The Grantors jointly and severally agree to pay to the Agent upon demand:

          (i) prior to an Event of Default, the amount of any and all reasonable costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Agent may incur in connection with (A) the administration of this Agreement, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (C) the exercise or enforcement of any of the rights of the Agent hereunder, or (D) the failure by any Grantor to perform or observe any of the provisions hereof; and

          (ii) upon the occurrence of and during the continuance of an Event of Default, the amount of any and all costs and expenses, including the fees and expenses of its counsel and of any experts and agents, that the Agent may incur in connection with (A) the administration of this Agreement, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (C) the exercise or enforcement of any of the rights of the Agent hereunder, or (D) the failure by any Grantor to perform or observe any of the provisions hereof.

     (c) The obligations of the Grantors in this SECTION 25 shall (i) survive the termination of this Agreement and the discharge of the Grantors' other Secured Obligations (other than inchoate indemnity obligations) under this Agreement, the Selected Revolving Lender Hedge Agreements, the Selected Revolving Lender Cash Management Services, the Credit Agreement and the other Loan Documents and (ii), as to any Grantor that is a party to a Guaranty, be subject to the provisions of SECTION 1(B) thereof.

26. LIMITATION ON LIENS ON COLLATERAL. The Grantors will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of the Agent and the Lenders in and to any of the Grantors' rights under the Collateral against the claims and demands of all Persons whomsoever.

27. NOTICE REGARDING COLLATERAL. Each Grantor will advise the Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Liens) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a Material Adverse Effect.

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

28. REMEDIES; RIGHTS UPON DEFAULT.

     (a) In addition to all other rights and remedies granted to it under this Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations, if any Event of Default shall have occurred and be continuing, the Agent may exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event the Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on the Agent's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender or any Selected Revolving Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Agent, the Lenders and the Selected Revolving Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption such Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. The Agent shall have the right to conduct such sales on such Grantor's premises or elsewhere and shall have the right to use such Grantor's premises without charge for such time or times as the Agent deems necessary or advisable.

     (b) Each Grantor further agrees, at the Agent's request, to assemble the Collateral and make it available to the Agent at a place or places designated by the Agent which are reasonably convenient to the Agent and such Grantor, whether at such Grantor's premises or elsewhere. Until the Agent is able to effect a sale, lease, or other disposition of Collateral, the Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Agent. The Agent shall have no obligation to such Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of the Agent. The Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Agent's remedies (for the benefit of the Agent and the Lenders), with respect to such appointment without prior notice or hearing as to such appointment. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Secured Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by the Agent of any other amount required by any provision of law, need the Agent account for the surplus, if any, to such Grantor. To the maximum extent permitted by applicable law, such Grantor waives all claims, damages, and demands against the

Agent or any Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of the Agent or such Lender as finally determined by a court of competent jurisdiction. Such Grantor agrees that ten (10) days prior notice by the Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Such Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, including any attorneys' fees or other expenses incurred by the Agent or any Lender to collect such deficiency.

     (c) Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the "SECURITIES ACT"), and applicable state securities laws, the Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private placement may be at prices and on terms less favorable than those obtainable through a sale without such restrictions (including, without limitation, an offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances and the registration rights granted to the Agent by such Grantor pursuant to SECTION 28(D) hereof, such Grantor agrees that any such private placement shall not be deemed, in and of itself, to be commercially unreasonable and that the Agent shall have no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, each Grantor shall and shall cause each issuer of any Pledged Interests to be sold hereunder from time to time to furnish to the Agent all such information as the Agent may request in order to determine the amount of Pledged Collateral that may be sold by the Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

     (d) If the Agent shall determine to exercise its right to sell all or any of the Pledged Collateral, each Grantor agrees that, upon request of the Agent (which request may be made by the Agent in its sole discretion), such Grantor will, at its own expense:

         (i) execute and deliver, and cause each issuer of the Pledged Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Agent, advisable to register such Pledged Collateral under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

          (ii) use its best efforts to qualify the Pledged Collateral under all applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Agent;

          (iii) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

          (iv) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law; and

          (v) bear all costs and expenses, including reasonable attorneys' fees, of carrying out its obligations under this SECTION 28(D).

     (e) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

     (f) To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Agent (a) to fail to incur expenses reasonably deemed significant by the Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as the such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (k) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of Collateral or to provide to the Agent a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the

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Agent in the collection or disposition of any of the Collateral. Such Grantor acknowledges that the purpose of this SECTION 28(F) is to provide non-exhaustive indications of what actions or omissions by the Agent would not be commercially unreasonable in the Agent's exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this SECTION 28(F). Without limitation upon the foregoing, nothing contained in this SECTION 25(F) shall be construed to grant any rights to such Grantor or to impose any duties on the Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this SECTION 25(F).

29. ADDITIONAL REMEDIES FOR IP COLLATERAL.

     (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, (i) the Agent shall have the right (but not the obligation) to bring suit, in the name of any Grantor, the Agent or otherwise, to enforce any IP Collateral, in which event each Grantor shall, at the request of the Agent, do any and all lawful acts and execute any and all documents required by the Agent in aid of such enforcement and each Grantor shall promptly, upon demand, reimburse and indemnify the Agent as provided in SECTIONS 13.7 and 13.11 of the Credit Agreement and SECTION 25 hereof, as applicable, in connection with the exercise of its rights under this
SECTION 29, and, to the extent that the Agent shall elect not to bring suit to enforce any IP Collateral as provided in this SECTION 29, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the IP Collateral by others and for that purpose agrees to use its commercially reasonable judgment in maintaining any action, suit or proceeding against any Person so infringing reasonably necessary to prevent such infringement; (ii) upon written demand from the Agent, each Grantor shall execute and deliver to the Agent an assignment or assignments of the IP Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Agent (or any Lender) receives cash proceeds in respect of the sale of, or other realization upon, the IP Collateral; and (iv) within five Business Days after written notice from the Agent, each Grantor shall make available to the Agent, to the extent within such Grantor's power and authority, such personnel in such Grantor's employ on the date of such Event of Default as the Agent may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the trademarks, trademark registrations and trademark rights, such persons to be available to perform their prior functions on the Agent's behalf and to be compensated by the Agent at such Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

     (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to the Agent of any rights, title and interests in and to the IP Collateral shall have been previously made, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Agent shall promptly execute and deliver to such Grantor such assignments as may

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

be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Agent as aforesaid, subject to any disposition thereof that may have been made by the Agent; PROVIDED, after giving effect to such reassignment, the Agent's security interest granted pursuant hereto, as well as all other rights and remedies of the Agent granted hereunder, shall continue to be in full force and effect; and PROVIDED FURTHER, the rights, title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to the Agent and Liens expressly permitted by the Credit Agreement.

30. LIMITATION ON AGENT'S AND LENDERS' DUTY IN RESPECT OF COLLATERAL. The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Agent accords its own property.

31. APPOINTMENT AS COLLATERAL AGENT.

     (a) The Agent on behalf of the Lenders and each Selected Revolving Lender with respect to which a written notice has been received pursuant to SECTION 32(N)(III) hereof hereby appoints Bank of America, N.A. to serve as collateral agent and representative of the Agent (the "COLLATERAL AGENT") and authorizes the Collateral Agent to act as agent for the Agent for the purposes of executing and delivering on its behalf the Collateral Documents and, subject to the provisions of this Agreement, enforcing the Agent's rights in respect of the Collateral and the obligations of each Loan Party under the Collateral Documents.

     (b) (i) The Collateral Agent shall have each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Agent under the Collateral Documents, which shall be exercisable by and vest in the Collateral Agent to the extent necessary or desirable to enable the Collateral Agent to exercise such rights, powers and privileges and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by the Collateral Agent shall run to and be enforceable by the Collateral Agent, and
(ii) the provisions of SECTION 25 hereof and of SECTION 13.11 of the Credit Agreement that refer to the Agent shall inure to the benefit of the Collateral Agent and all references therein to the Agent shall be deemed to be references to the Agent and/or the Collateral Agent, as the context may require.

32. MISCELLANEOUS.

     (a) REINSTATEMENT; INDEMNITY FOR RETURNED PAYMENTS.

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

          (i) This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should such Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of such Grantor's assets.

          (ii) If after receipt of any payment which is applied to the payment of all or any part of the Secured Obligations, the Agent, any Lender or any Selected Revolving Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Secured Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Agent, such Lender or such Selected Revolving Lender and the Grantors shall be liable to pay to the Agent, the Lenders, and the Selected Revolving Lenders and hereby does indemnify the Agent, the Lenders and the Selected Revolving Lenders and hold the Agent, the Lenders and the Selected Revolving Lenders harmless for the amount of such payment or proceeds surrendered. The provisions of this SECTION 32(A) shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent, any Lender or any Selected Revolving Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Agent's, the Lenders' and the Selected Revolving Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this SECTION 32(A) shall survive the termination of this Agreement.

     (b) NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

     (c) SEVERABILITY. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder. This Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of the Agent, the Lenders and the Grantors with respect to the matters referred to herein and therein.

     (d) LIMITATION OF LIABILITY. No claim may be made by the Grantors, any Lender or any Selected Revolving Lender for which the Agent has received the notice required by SECTION 32(N)(III) hereof or other person against the Agent or any other Beneficiary, or the

Affiliates, directors, officers, employees, counsel, representatives, agents or attorneys-in-fact of any of them for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this agreement or any other loan document, or any act, omission or event occurring in connection therewith, and the Grantors, each Lender and each Selected Revolving Lender for which the Agent has received the notice required by SECTION 32(N)(III) hereof hereby waive, release and agree not to sue upon any claim for such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     (e) NO WAIVER; CUMULATIVE REMEDIES. No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other agreement between or among any Borrower and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver, alteration, modification or amendment by the Agent or any Lender will be effective unless it is in writing and duly executed by the Agent and the Grantors, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent's and each Lender's rights thereafter to require strict performance by the Borrowers of any provision of this Agreement. The Agent and the Lenders may proceed directly to collect the Secured Obligations without any prior recourse to the Collateral. The Agent's and each Lender's rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Agent or any Lender may have.

     (f) LIMITATION BY LAW. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

     (g) TERMINATION OF THIS AGREEMENT. Upon the payment in full of all Secured Obligations (other than inchoate indemnity obligations), the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantors. Upon any such termination the Agent will, at the Grantors' expense, execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination. In addition, in connection with the release of the Agent's security interest over any Collateral as contemplated by SECTION 12.11 of the Credit Agreement, the Agent will, at the reasonable request of the relevant Grantor and at its expense, execute such documents as are necessary to release such security interest.

     (h) SUCCESSORS AND ASSIGNS. This Agreement and all obligations of the Grantors hereunder shall be binding upon the successors and assigns of each Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights and remedies of the Agent, for the benefit of the Agent, the Lenders and the Selected Revolving Lenders, hereunder, inure to the benefit of the Agent, the Lenders and the Selected Revolving Lenders, all future holders of any instrument evidencing any of the Secured Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to the Agent, for the benefit of the Agent, the Lenders and the Selected Revolving Lenders, hereunder. The Grantors may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Agreement. Without limiting the generality of the foregoing, (A) but subject to the provisions of SECTION 11.2 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Lenders herein or otherwise and (B) any Selected Revolving Lender may assign or otherwise transfer any Selected Revolving Lender Hedge Agreements to which it is a party to any other Person in accordance with the terms of such Selected Revolving Lender Hedge Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Selected Revolving Lenders herein or otherwise.

     (i) ADDITIONAL GRANTORS. The initial Subsidiary Grantors hereunder shall be such of the Subsidiaries of LS&Co. as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Domestic Subsidiaries (other than Restricted Subsidiaries) of LS&Co. may become parties hereto as additional Grantors (each an "ADDITIONAL GRANTOR"), by executing a counterpart substantially in the form of EXHIBIT II attached hereto (the "COUNTERPART"). Upon delivery of any such counterpart to the Agent, notice of which is hereby waived by the Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of the Agent not to cause any Subsidiary of LS&Co. to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

     (j) IP SUPPLEMENTS. If any Grantor shall hereafter obtain rights to any new IP Collateral or become entitled to the benefit of any Patent application or Patent or any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or any improvement of any Patent, then in any such case, the provisions of this Agreement shall automatically apply thereto. Within 45 days after the end of each Fiscal Quarter of LS&Co. during which any Grantor files an application for any Patent, such Grantor shall execute and deliver to the Agent an IP Supplement, substantially in the form of EXHIBIT III attached hereto (an "IP Supplement"), pursuant to which such Grantor shall grant to the Agent a security interest to the extent of its interest in such IP Collateral. In addition, such Grantor shall, prior to the end of such 45-day period, record the IP Supplement with the United States Patent and Trademark Office. Upon delivery to the Agent of an IP Supplement, SCHEDULE 1 attached hereto and Schedule A to each Grant, as applicable, shall be deemed modified to include reference to any right, title or interest in any existing IP Collateral or any IP Collateral set forth on Schedule A to such IP Supplement. Each Grantor hereby authorizes the Agent to modify this Agreement without the signature or consent of any Grantor by attaching SCHEDULE 1, as applicable, that have been modified to include such IP Collateral or to delete any reference to any right, title or interest in any IP Collateral in which any Grantor no longer has or claims any right, title or interest;

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

PROVIDED, the failure of any Grantor to execute an IP Supplement with respect to any additional IP Collateral pledged pursuant to this Agreement shall not impair the security interest of the Agent therein or otherwise adversely affect the rights and remedies of the Agent hereunder with respect thereto. Notwithstanding the foregoing, no Grantor shall be required to record the security interest of the Agent in any IP Collateral, if such recordation would result in the grant of a Patent, or any application therefor, in the name of the Agent.

     (k) PLEDGE AMENDMENTS. Each Grantor agrees that it will, upon obtaining any additional Equity Interest or Debt, promptly (and in any event within five Business Days) deliver to the Agent a Pledge Amendment, duly executed by such Grantor, in substantially the form of EXHIBIT IV attached hereto (a "PLEDGE AMENDMENT"), in respect of the additional Pledged Interests or Pledged Debt to be pledged pursuant to this Agreement. Upon each delivery of a Pledge Amendment to the Agent, the representations and warranties contained in clauses SECTIONS 20(A) and 20(B) hereof shall be deemed to have been made by such Grantor as to the Pledged Collateral described in such Pledge Amendment as of the date thereof. Each Grantor hereby authorizes the Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Interests or Pledged Debt of such Grantor listed on any Pledge Amendment shall for all purposes hereunder be considered Pledged Collateral of such Grantor; PROVIDED, the failure of any Grantor to execute a Pledge Amendment with respect to any additional Pledged Interests or Pledged Debt pledged pursuant to this Agreement shall not impair the security interest of the Agent therein or otherwise adversely affect the rights and remedies of the Agent hereunder with respect thereto.

     (l) AMENDMENTS, ETC. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and, in the case of any such amendment or modification, by the Grantors; PROVIDED that this Agreement may be modified by the execution of a counterpart by an Additional Grantor in accordance with SECTION 32(I) hereof and the Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     (m) COUNTERPARTS. This Agreement may be executed in any number of counterparts, and by the Agent, each Lender, each Grantor and the Borrowers in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

     (n) THE AGENT AS AGENT.

         (i) The Agent has been appointed to act as Agent hereunder by the Lenders. The Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights and to take or refrain from taking any action, solely in accordance with this Agreement and the Credit Agreement.

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

          (ii) The Agent shall at all times be the same Person that is the Agent under the Credit Agreement. Written notice of resignation by the Agent pursuant to SECTION 12.9 of the Credit Agreement shall also constitute notice of resignation as Agent under this Agreement; and appointment of a successor agent pursuant to SECTION 12.9 of the Credit Agreement shall also constitute appointment of a successor Agent under this Agreement. Upon the acceptance of any appointment as agent under SECTION
     12.9 of the Credit Agreement by a successor agent, that successor agent shall thereupon succeed to become vested with all the rights, powers, privileges and duties of the retiring Agent under this Agreement, and the retiring Agent under this Agreement shall promptly (i) transfer to such successor Agent all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Agent under this Agreement and (ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Agent of the rights created hereunder, whereupon such retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as Agent, the provisions of this Agreement shall inure to its benefits as to any actions taken or omitted to be taken by it under this Agreement while it was the Agent hereunder.

          (iii) The Agent shall not be deemed to have any duty whatsoever with respect to any Selected Revolving Lender until it shall have received written notice in form and substance satisfactory to the Agent from a Grantor or the Selected Revolving Lender as to the existence and terms of the applicable Selected Revolving Lender Hedge Agreement or Selected Revolving Lender Cash Management Services and unless such Selected Revolving Lender has satisfied the requirements of the proviso in SECTION
     3.7 of the Credit Agreement. Each such Selected Revolving Lender, by its acceptance of the benefits hereof, hereby appoints the Agent as Agent for such Selected Revolving Lender for purposes of this Agreement.

     (o) GOVERNING LAW.

          (i) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE
     UCC) OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE OTHER BENEFICIARIES SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (ii) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES OF AMERICA LOCATED IN LOS ANGELES COUNTY, CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE

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

     GRANTORS, THE AGENT AND THE OTHER BENEFICIARIES CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE GRANTORS, THE AGENT AND THE OTHER BENEFICIARIES IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE AGENT AND THE OTHER BENEFICIARIES SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST EACH GRANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE OTHER BENEFICIARIES DEEM NECESSARY OR APPROPRIATE IN ORDER TO ENFORCE THIS AGREEMENT AND (2) EACH OF THE GRANTORS, THE AGENT AND THE OTHER BENEFICIARIES ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

          (iii) EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO EACH GRANTOR AT ITS ADDRESS SET FORTH ON THE SIGNATURE PAGES HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE AGENT OR THE OTHER BENEFECIARIES TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

          (iv) NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES, ARISING OUT OF OR RELATING TO THIS AGREEMENT INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL AT THE REQUEST OF ANY PARTY HERETO BE DETERMINED BY BINDING ARBITRATION. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuant to a provisional or ancillary remedy shall not constitute a waiver of the right of either party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

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

          (v) Notwithstanding the provisions of (iv) above, no controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim arises from or related to an obligation to any Beneficiary which is secured by real estate property collateral (exclusive of real estate space lease assignments). If all the parties do not consent to submission of such a controversy or claim to arbitration, the controversy or claim shall be determined as provided in SECTION 32(O)(VI) hereof.

          (vi) At the request of any party a controversy or claim which is not submitted to arbitration as provided and limited in SECTIONS 33(O)(IV) and 33(O)(V) hereof shall be determined by judicial reference. If such an election is made, the parties shall designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced.

          (vii) No provision of SECTIONS 33(O)(IV) through 33(O)(VII) hereof shall limit the right of the Agent or the other Beneficiaries to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or obtaining provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At the Agent's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

     (p) WAIVER OF JURY TRIAL. SUBJECT TO THE PROVISIONS OF SECTION 33(O), THE GRANTORS, THE AGENT AND THE OTHER BENEFICIARIES EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE GRANTORS, THE AGENT AND THE OTHER BENEFICIARIES EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE GRANTORS, THE AGENT AND THE OTHER BENEFICIARIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY

SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     (q) SECTION TITLES. The Section titles contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

     (r) NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

     (s) ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of SECTIONS 33(O) and 33(P) hereof, with its counsel.

     (t) BENEFIT OF THE LENDERS AND THE SELECTED REVOLVING LENDERS. (i) All Liens granted or contemplated hereby shall be for the benefit of the Agent, the Lenders and the Selected Revolving Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Secured Obligations in accordance with the terms of the Credit Agreement; and (ii) in the event that any Lien hereunder is released by the Agent under the Credit Agreement for any reason, such release shall be effective to release such Lien with respect to all Obligations (including all obligations of LS&Co., LSIFCS and each Material Domestic Subsidiary of LS&Co. under the Selected Revolving Lender Hedge Agreements and any and all obligations of LS&Co. and each of its Subsidiaries incurred in connection with the Selected Revolving Lender Cash Management Services).

     (u) FIRST PRIORITY LIEN. The Lien created by this Agreement is primary to the Lien in favor of the Term Loan Agent, created pursuant to the Term Loan Security Agreement and is subject to the terms of the Intercreditor Agreement. To the extent there is any conflict between the terms of this Agreement and the terms of the Intercreditor Agreement, the Intercreditor Agreement shall govern.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                       [GRANTOR]

                                       By:___________________________
                                       Name:_________________________
                                       Title:________________________


                                       BANK OF AMERICA, N.A.,
                                       as Agent


                                       By:___________________________
                                       Name:_________________________
                                       Title:________________________

                                                                    EXHIBIT I TO
                                                   PLEDGE AND SECURITY AGREEMENT

                   [FORM OF] GRANT OF PATENT SECURITY INTEREST

               WHEREAS, [NAME OF GRANTOR], a _____________ corporation ("GRANTOR"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Patent Collateral (as defined below); and

               WHEREAS, Levi Strauss & Co., a Delaware corporation ("LS&CO."), and Levi Strauss Financial Center Corporation, a California corporation ("LSFCC" and, together with LS&Co., the "BORROWERS"), have entered into that certain Credit Agreement dated as of September 29, 2003 among the Borrowers, the several financial institutions from time to time party thereto (the "LENDERS") and Bank of America, N.A., as agent (in such capacity, the "AGENT") for the Lenders (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined);

               WHEREAS, LS&Co., Levi Strauss International Group Finance Coordination Services Comm V.A., a Belgian corporation, or any successor thereto ("LSIFCS") and certain Material Domestic Subsidiaries of LS&Co. may from time to time enter, or may from time to time have entered, into one or more Selected Revolving Lender Hedge Agreements in accordance with the terms of the Credit Agreement, and it is desired that the obligations of LS&Co., LSIFCS and such Material Domestic Subsidiaries under the Selected Revolving Lender Hedge Agreements, including the obligation of LS&Co., LSIFCS and such Material Domestic Subsidiaries to make payments thereunder in the event of early termination or close out thereof, together with all obligations of the Borrowers under the Credit Agreement and the other Loan Documents, be secured until the payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation or expiration of all Letters of Credit and the termination of the Commitments;

               WHEREAS, LS&Co. and certain of its Subsidiaries may from time to time enter, or may from time to time have entered, into one or more arrangements for Selected Revolving Lender Cash Management Services in accordance with the terms of the Credit Agreement, and it is desired that the obligations of LS&Co. and such Subsidiaries arising in connection with such Selected Revolving Lender Cash Management Services, together with all obligations of the Borrowers under the Credit Agreement and the other Loan Documents, be secured until the payment in full of all Obligations (excluding any and all obligations of LS&Co., LSIFCS and each Material Domestic Subsidiary of LS&Co. under the Selected Revolving Lender Hedge Agreements and any and all obligations of LS&Co. and each of its Subsidiaries incurred in connection with the Selected Revolving Lender Cash Management Services) under the Credit Agreement and the other Loan Documents, the cancellation or expiration of all Letters of Credit and the termination of the Commitments;

               WHEREAS, Agent and Bank of America, N.A., in its capacity as administrative agent (in such capacity, the "TERM LOAN AGENT") for the several financial institutions party from time to time to the Credit Agreement dated as of September 29, 2003, (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the "TERM LOAN AGREEMENT"), have entered into that certain Intercreditor Agreement dated as of September 29, 2003, (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT"); and

               WHEREAS, pursuant to the terms of that certain Pledge and Security Agreement dated of even date with the Credit Agreement, entered into in connection with the Credit Agreement, by the Borrowers, certain direct and indirect subsidiaries of LS&Co. and the Agent for the Lenders and certain other financial institutions (together with the Agent, the "SECURITY BENEFICIARIES") (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"), Grantor has agreed to create in favor of the Agent a priority secured and protected interest in, and the Agent has agreed to become a secured creditor with respect to, the Patent Collateral;

               NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, Grantor hereby grants to the Agent a priority security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "PATENT COLLATERAL"):

          (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by Grantor in whole or in part (including the patents and patent applications set forth on Schedule A attached hereto), all rights (but not obligations) corresponding thereto (including the right, exercisable only upon the occurrence and during the continuation of an Event of Default, to sue for past, present and future infringements in the name of Grantor or in the name of the Agent or the Lenders), and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "PATENTS"), it being understood that the rights and interests included in the Patent Collateral hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of Grantor pertaining to patent applications and patents presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties; and

          (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Patent Collateral and, to the extent not otherwise included, all payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Patent Collateral. For purposes of this Grant of Patent Security Interest, the term "proceeds" includes whatever is receivable or received when Patent Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

               Grantor does hereby further acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                      [SIGNATURE APPEARS ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, Grantor has caused this Grant of Patent Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___ day of __________, ____.

                                       [NAME OF GRANTOR]


                                       By:___________________________
                                       Name:_________________________
                                       Title:________________________

STATE OF ______________)
                       )
COUNTY OF _____________)

               On ____________________________, 2003, before me,
________________, a Notary Public in and for said State, personally appeared
________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity on behalf of which the person(s) acted, executed the instrument.

                       WITNESS my hand and official seal.

                                       Signature_____________________

                                   SCHEDULE A
                                       TO
                        GRANT OF PATENT SECURITY INTEREST


PATENTS ISSUED:

  PATENT NO.         ISSUE DATE           INVENTION                    INVENTOR


PATENTS PENDING:

  Applicant's        Date           Application
      NAME           FILED          NUMBER            INVENTION        INVENTOR

                                                                   EXHIBIT II TO
                                                   PLEDGE AND SECURITY AGREEMENT

                              [FORM OF] COUNTERPART

          COUNTERPART (this "COUNTERPART"), dated as of _______, is delivered pursuant to SECTION 32(I) of the Pledge and Security Agreement referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Pledge and Security Agreement, dated as of September 29, 2003 (said Pledge and Security Agreement, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "PLEDGE AND SECURITY AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), among Levi Strauss & Co., the other Grantors named therein and Bank of America, N.A., as Agent. The undersigned by executing and delivering this Counterpart hereby becomes a Grantor under the Pledge and Security Agreement in accordance with SECTION 32(I) thereof and agrees to be bound by all of the terms thereof. Without limiting the generality of the foregoing, the undersigned hereby:

     (i) authorizes the Agent to add the information set forth on the Schedules to this Agreement to the correlative Schedules attached to the Pledge and Security Agreement1;

     (ii) agrees that all Collateral of the undersigned, including the items of property set forth on the Schedules hereto, shall become part of the Collateral and shall secure all Secured Obligations; and

     (iii) makes the representations and warranties set forth in the Pledge and Security Agreement, as amended hereby, to the extent relating to the undersigned.

                                       [NAME OF ADDITIONAL GRANTOR]


                                       By: ___________________________
                                       Name:
                                       Title:

                                                                  EXHIBIT III TO
                                                   PLEDGE AND SECURITY AGREEMENT

                             [FORM OF] IP SUPPLEMENT

          This IP SUPPLEMENT, dated as of _______, is delivered pursuant to and supplements (i) the Pledge and Security Agreement, dated as of September 29, 2003 (said Pledge and Security Agreement, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "PLEDGE AND SECURITY AGREEMENT"), among Levi Strauss & Co., the other Grantors named therein and Bank of America, N.A., as Agent, and (ii) the Grant of Patent Security Interest dated as of September 29, 2003 (said Grant of Patent Security Interest, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "GRANT"; the terms defined therein and not otherwise defined herein being used herein as therein defined) executed by the Grantor.

          ["Grantor"] grants to the Agent a security interest in all of the Grantor's right, title and interest in and to the Patent Collateral set forth on Schedule A attached hereto. All such Patent Collateral shall be deemed to be part of the Patent Collateral and shall be hereafter subject to each of the terms and conditions of the Pledge and Security Agreement and the Grant.

          IN WITNESS WHEREOF, the Grantor has caused this Supplement to be duly executed and delivered by its duly authorized officer as of ______________.

                                       [GRANTOR]


                                       By:_____________________
                                       Name:
                                       Title:

                                      III-1

                                                                   EXHIBIT IV TO
                                                   PLEDGE AND SECURITY AGREEMENT

                           [FORM OF] PLEDGE AMENDMENT

          This Pledge Supplement, dated as of __________________, is delivered pursuant to the Pledge and Security Agreement, dated as of September 29, 2003 between ____________________, a _______________ ("GRANTOR"), the other Grantors named therein and Bank of America, N.A., as Agent (said Pledge and Security Agreement, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "PLEDGE AND SECURITY AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined).

          The Grantor hereby agrees that the [Pledged Interests] [Pledged Debt] set forth on the schedule attached hereto shall be deemed to be part of the [Pledged Interests] [Pledged Debt] and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

          IN WITNESS WHEREOF, the Grantor has caused this Supplement to be duly executed and delivered by its duly authorized officer as of _______________.

                                       [GRANTOR]


                                       By: ___________________________
                                       Name:
                                       Title:

                                      IV-1